UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026
___________________________________
CISCO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation)	001-39940 (Commission File Number)	77-0059951 (IRS Employer Identification No.)
170 West Tasman Drive, San Jose, California		95134-1706
(Address of principal executive offices)		(Zip Code)
(408) 526-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CSCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer; Departure of Officer

On April 27, 2026, M. Victoria Wong notified Cisco Systems, Inc. ("Cisco") of her decision to retire as Senior Vice President and Chief Accounting Officer of Cisco effective May 19, 2026. Ms. Wong will remain employed by Cisco as an Executive Advisor through July 25, 2026.

On April 27, 2026, the Board of Directors of Cisco appointed Nichlas A. Fink to succeed Ms. Wong as Senior Vice President and Chief Accounting Officer of Cisco effective May 20, 2026. Mr. Fink currently serves as Vice President and Corporate Controller of Cisco.

Mr. Fink, 46, joined Cisco in February 2016. Mr. Fink most recently served as Cisco’s Vice President and Corporate Controller since November 2022, Vice President of Finance from June 2021 to November 2022, and as Senior Director of Finance from February 2016 to June 2021. Prior to joining Cisco, Mr. Fink served as Vice President and Chief Accounting Officer of Pyxus International, Inc. (“Pyxus”) from January 2014 to February 2016 and, from 2001 to 2016, in various other roles at Pyxus, Nortel Networks, and Ernst & Young LLP.

In connection with his appointment, Mr. Fink is expected to enter into a standard form of Indemnity Agreement with Cisco which provides for indemnification of an indemnitee to the fullest extent permitted by law. The foregoing description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Indemnity Agreement, which was filed with the Securities and Exchange Commission on January 25, 2021 as Exhibit 10.1 to Cisco's Current Report on Form 8-K.

Compensatory Arrangements of Certain Officer

In connection with Mr. Fink’s appointment, it is expected that he will be granted an award of restricted stock units with a grant date fair value equal to $500,000. That award will be subject to the standard terms and conditions of Cisco’s form of restricted stock unit agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: May 1, 2026	By:	/s/ Jay Higdon
	Name:	Jay Higdon
	Title:	Assistant Secretary